AB MUNICIPAL INCOME PORTFOLIOS

-AB National Portfolio

Class A (Ticker: ALTHX); Class C (Ticker: ALNCX); Advisor Class (Ticker: ALTVX)

-AB High Income Municipal Portfolio

Class A (Ticker: ABTHX); Class C (Ticker: ABTFX); Advisor Class (Ticker: ABTYX); Class Z (Ticker: ABTZX)

-AB Arizona Portfolio

Class A (Ticker: AAZAX); Class C (Ticker: AAZCX); Advisor Class (Ticker: AAZYX)

-AB California Portfolio

Class A (Ticker: ALCAX); Class C (Ticker: ACACX); Advisor Class (Ticker: ALCVX)

-AB Massachusetts Portfolio

Class A (Ticker: AMAAX); Class C (Ticker: AMACX); Advisor Class (Ticker: AMAYX)

-AB Minnesota Portfolio

Class A (Ticker: AMNAX); Class C (Ticker: AMNCX)

-AB New Jersey Portfolio

Class A (Ticker: ANJAX); Class C (Ticker: ANJCX)

-AB New York Portfolio

Class A (Ticker: ALNYX); Class C (Ticker: ANYCX); Advisor Class (Ticker: ALNVX)

-AB Ohio Portfolio

Class A (Ticker: AOHAX); Class C (Ticker: AOHCX)

-AB Pennsylvania Portfolio

Class A (Ticker: APAAX); Class C (Ticker: APACX)

-AB Virginia Portfolio

Class A (Ticker: AVAAX); Class C (Ticker: AVACX); Advisor Class (Ticker: AVAYX)

(the “Portfolios”)

Supplement dated August 4, 2023 to the Prospectus of the Portfolios dated September 30, 2022, as amended.

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The following replaces the disclosure in the section “Additional Information About the Portfolios’ Strategies, Risks and Investments – Investment in Exchange-Traded Funds and Other Investment Companies” in the Prospectus:

Each of the Portfolios may invest in shares of exchange-traded funds (“ETFs”), including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. Both index ETFs and actively-managed ETFs may offer exposure to broad investment strategies and across various asset classes, including equity, fixed income, commodities and currencies. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

The Portfolios may invest and have invested from time to time in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Portfolio’s expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Portfolio’s investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

AB High Income Municipal Portfolio invests in other AB Mutual Funds and ETFs, including AB Tax-Aware Short Duration Municipal ETF (the “Underlying Fund”). A brief description of the Underlying Fund in which one or more of the Portfolios may invest follows. Additional details are available in the Underlying Fund’s prospectus and SAI. You may request a free copy of the prospectus and/or SAI of the Underlying Fund by contacting the Adviser:

By Mail:	c/o Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

By Phone:	For Information and Literature: (800) 243-5994

On the Internet:	www.abfunds.com

AB Tax-Aware Short Duration Municipal ETF, a series of AB Active ETFs Inc., seeks to provide relative stability of principal and a moderate rate of after-tax return and income. The Underlying Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Underlying Fund invests, under normal circumstances, at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Adviser selects securities for the Underlying Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes).

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This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

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